Exhibit 10.21
FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this
"Amendment") is entered into as of August 22, 2016, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), TPG SPECIALTY LENDING, INC., a Delaware corporation ("TSL"), as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, "Agent"), TSL, as sole lead arranger (in such capacity, together with its successors and assigns in such capacity, the "Sole Lead Arranger"), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation ("Parent"), PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation ("PPPI"), POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company ("PIA"), BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company ("BPT"), and the other Persons from time to time party hereto as borrowers (such Persons together with Parent, PPPI, PIA and BPT, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of June 28, 2016 (as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");
WHEREAS, Agent has requested in its Permitted Discretion that reserves be implemented against the Borrowing Base in light of the Borrowers' failure to timely file a Form 10- Q for the fiscal quarter of Parent ending June 30, 2016;

WHEREAS, the Agent has asserted that an Event of Default under Section 8.7 of the Credit Agreement exists due to Agent’s assertion that the Borrowers failed to disclose to Agent and Lenders certain litigation existing on the Closing Date in accordance with Section 4.6(b) of the Credit Agreement which is disputed by the Borrowers (the "Alleged Litigation EOD");

WHEREAS, there exists an Event of Default under Section 3.6 of the Credit Agreement due to the Borrowers' failure to deliver to Agent all of the Collateral Access Agreements required by Section 3.6 of the Credit Agreement within the time frame specified therefor (the "CAA EOD");

WHEREAS, there exists an Event of Default under Section 8.14 of the Credit Agreement by virtue of the Alleged Litigation EOD and the CAA EOD constituting "Events of Default" under the ABL Credit Agreement (the "Cross Default EOD" and together with the Alleged Litigation EOD, and the CAA EOD, collectively, the "Specified EODs"); and
WHEREAS, Borrowers, Agent and Lenders have agreed to modify the Credit Agreement and waive the Specified EODs as provided herein, in each case subject to the terms and provisions hereof;

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NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Borrowers set forth in Section 6 below, the Credit Agreement is amended as follows:

(a)    Schedule 1.1 to the Credit Agreement is hereby amended by adding the following definitions thereto in their proper alphabetical order:
"Closing Date Fee Letter" means that certain fee letter, dated as of the Closing Date, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent.
"First Amendment" means, the First Amendment and Waiver to Credit Agreement, dated as of the First Amendment Effective Date, among Borrowers, Agent and Lenders.
"First Amendment Effective Date" means August 22, 2016.
"First Amendment Fee Letter" means that certain first amendment fee letter, dated as of the First Amendment Effective Date, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent.
"Reporting Reserve" means (a) during the period from and after the First Amendment Effective Date until the date of the filing of the Form 10-Q of Parent for the fiscal quarter ending June 30, 2016, containing unaudited financial statements of Parent and its Subsidiaries for such fiscal quarter that are substantially similar to the financial statements of Parent and its Subsidiaries for such period delivered to Agent and Lenders prior to the First Amendment Effective Date pursuant to Section 5.1 of the Credit Agreement, $12,500,000, and
(b)    thereafter, and for so long as Agent deems appropriate, in its Permitted Discretion, $7,500,000; provided, that in no event shall the sum of the Reporting Reserve pursuant to this clause (b) plus the Availability Reserve exceed $17,500,000.

(b)    The defined term "Fee Letter" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

"Fee Letter" means, collectively, the Closing Date Fee Letter and the First Amendment Fee Letter.

(c)    The defined term "Reserves" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

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"Reserves" means, as of any date of determination, (a) those reserves (other than the Availability Reserve, Receivable Reserves, Inventory Reserves and Reporting Reserve) that Agent deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.2(b), to establish and maintain (including reserves with respect to (i) sums that Parent or its Subsidiaries are required to pay under any Section of the Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, (ii) amounts owing by Parent or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral, and (iii) the Specified Payments (as defined in the Side Letter) and (b) from and after the First Amendment Effective Date, the Reporting Reserve (it being understood and agreed that Agent shall not establish any additional Reserves with respect to the Borrowers' failure to file, in a timely manner, the Form 10-Q of Parent for the fiscal quarter ending June 30, 2016)) with respect to the Borrowing Base.
(d)    Item 3 on Schedule 3.6 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"3.    Borrowers (a) shall have used commercially reasonable efforts to deliver Collateral Access Agreements with respect to the following locations: 32505 Industrial Drive, Madison Heights, Michigan; 921 East 66th Street, Lubbock, Texas; 201 Mittel Wood Dale, Wood Dale, Illinois; and 101 Mittel Wood Dale, Wood Dale, Illinois; provided, that, if after the use of commercially reasonable efforts, Borrowers are not able to deliver any such Collateral Access Agreement on or before August 26, 2016, Agent shall have the right to establish a Landlord Reserve (pursuant to clause (b) of the definition thereof) with respect to such location, and (b) agree that Agent shall have the right to establish a Landlord Reserve (pursuant to clause (b) of the definition thereof) with respect to each of 448 W. Madison Street, Darien, Wisconsin; and 1465 Hamilton Parkway, Itasca, Illinois, at any time on or after the First Amendment Effective Date."
(e)    Schedule 4.6 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.
3.Waiver. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties set forth in Section 6 below, Agent and Lenders hereby waive the Specified EODs. For the avoidance of doubt, the foregoing waivers shall not be deemed to be a waiver of any other existing or hereafter arising Defaults or Events of Default or any other deviation from the express terms of the Credit Agreement or any other Loan Document. This is a limited waiver and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to
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prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

4.Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Borrowers in all respects.

5.Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)Each party hereto shall have executed and delivered this Amendment to Agent;
(b)Agent shall have received each of the additional documents, instruments and agreements listed on Annex B attached hereto;
(c)Agent shall be satisfied that any "Default" or "Event of Default" under the ABL Credit Agreement has been waived in accordance with the terms of the ABL Credit Agreement;
(d)All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and
(e)No Default or Event of Default (other than the Specified EODs) shall have occurred and be continuing.

6.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)    All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

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(b)    No Default or Event of Default (other than the Specified EODs) has occurred and is continuing; and
(c)    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

7.	Miscellaneous.
(a)    In consideration of entering into this Amendment, Borrowers shall pay to Agent, for the benefit of each Lender, the Amendment Fee, as described in and pursuant to the terms of the First Amendment Fee Letter.
(b)    Borrowers agree to pay on demand all Lender Group Expenses of Agent and Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.
(c)    This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of New York.
(d)    This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. "pdf") shall be effective as delivery of a manually executed counterpart hereof.
8.Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known as of the date of this Amendment, both at law and in equity, which each Borrower, or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
DOC ID - 24854462.5

[Signature pages follow]

DOC ID - 24854462.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:		POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

TPG SPECIALTY LENDING, INC.,
a Delaware corporation, as Agent, as Sole Lead Arranger and as a Lender

By: /s/ Michael Fishman
Name: Michael Fishman
Title:     Co-Chief Executive Officer

TAO TALENTS, LLC,
a Delaware limited liability company, as a Lender

By: /s/ Steven S Pluss
Name: Steven S Pluss
Title:     Vice President

Signature Page to First Amendment to Credit Agreement

Annex A

Schedule 4.6

Litigation
[Omitted pursuant to Item 601(a)(5) of Regulation S-K]
Annex B

1.	The First Amendment Fee Letter

2.	Consent and Reaffirmation, dated as of the First Amendment Effective Date and duly executed by all of the Guarantors in substantially the form attached hereto as Annex C

3.	Amendment and Waiver to ABL Credit Agreement

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Annex C

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing First Amendment and Waiver to Credit Agreement (the "Amendment"); (ii) consents to each Borrower's execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment and the release contained in Section 8 thereof; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents (other than as specifically provided in the Amendment) to which the undersigned is a party and reaffirms that the Loan Documents to which it is a party shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

[Signature page follows]

DOC ID - 24854452.5

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

THE W GROUP, INC., a Delaware corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER SOLUTIONS, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER GREAT LAKES, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

AUTO MANUFACTURING, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

TORQUE POWER SOURCE PARTS, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

Consent and Reaffirmation

POWER PROPERTIES, L.L.C., an Illinois limited liability company

By:	The W Group, Inc., as sole managing member

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER PRODUCTION, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER GLOBAL SOLUTIONS, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

PSI INTERNATIONAL, LLC, an Illinois limited liability company

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

XISYNC L.L.C., an Illinois limited liability company

By:	The W Group, Inc., as sole managing member

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

Consent and Reaffirmation